As filed with the Securities and Exchange Commission on September 3, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)

JUNE 30, 2021
SEMI-ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the six months ended June 30, 2021, the RMB Fund, Class A shares (the “Fund”), returned +16.06% net of fees, outperforming the S&P 500® Index (the “Benchmark”), which returned +15.25% for the same period. The outperformance was driven by stock selection with a negligible impact from sector allocation. Positive performance in the Consumer Staples, Communication Services, Information Technology and Materials sectors more than offset negative contribution from the Consumer Discretionary and Health Care sectors.
The theme of the first half of 2021 was increased optimism around the pace of the economic recovery in the U.S., as significant progress was made on the nationwide rollout of COVID-19 vaccinations. The so called “reopening” of the economy continued, as more normal activity resumed, most notably in consumers’ desire to resume purchasing goods and services that were derailed during the pandemic. Interest rates rose substantially in the first quarter, but then fell in the second quarter, with the yield on the 10-year U.S. Treasury ending down a little more than 50 basis points at 1.44% as of June 30. The bond market shrugged off a surge in inflation, believing the message from the Fed that inflation will prove to be temporary and the Fed’s accommodative stance will continue for the intermediate future. We continue to believe that the stock market has priced in an optimistic economic recovery. Valuations remain quite high by historical measures, although corporate earnings recovered nicely in the first half of 2021 and significant upward revisions for forward earnings estimates occurred over the past couple of quarters. First quarter earnings were particularly strong, as Wall Street estimates were slow to revise higher for improving prospects with revenue and earnings growth.
Subdued interest rates have provided strong fuel for the market to climb higher. Underlying the overall market indices, we’ve also seen significant outperformance in more value-oriented sectors such as Financials, Energy and Materials at the expense of last year’s much more highly-favored growth style. While it’s hard to say how much more this style rotation has to go, it has created a performance headwind for the Fund. Macro market predictions are very difficult to make with any hopes of being consistently accurate, so we keep our efforts focused on bottom-up stock selection and portfolio optimization, and staying fully invested. We believe we have built a concentrated, yet diversified, portfolio of high-quality individual companies that can grow their earnings for years into the future, earn attractive returns on invested capital, and compound value for shareholders. No matter what happens with the current market cycle, we strongly believe the strategy positions us to outperform over the long run without taking undue risk.
Glossary of Terms:
Basis Points (bps): A unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	30.6%
Health Care	16.5%
Consumer Discretionary	14.3%
Financials	12.2%
Industrials	6.7%
Communication Services	6.0%
Consumer Staples	5.1%
Real Estate	3.2%
Materials	3.1%
Energy	2.2%
99.9%
Cash & Other Assets, Less Liabilities	0.1%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	6.9%
Alphabet, Inc. — Class A	6.0%
Visa, Inc. — Class A	4.0%
IHS Markit Ltd.	3.5%
Danaher Corp.	3.4%
Dollar General Corp.	3.3%
American Tower Corp.	3.2%
Avery Dennison Corp.	3.1%
Apple, Inc.	3.1%
Edwards Lifesciences Corp.	3.1%
39.6%

TOTAL RETURN† (Through June 30, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	37.38%	44.61%	40.79%	44.16%
Three years	17.58%	19.61%	18.67%	18.73%
Five years	17.52%	18.73%	17.65%	17.89%
Ten years	12.47%	13.05%	14.84%	14.70%
Class C
One year	42.52%	43.52%	40.79%	44.16%
Three years	18.73%	18.73%	18.67%	18.73%
Five years	17.85%	17.85%	17.65%	17.89%
Ten years	12.20%	12.20%	14.84%	14.70%
Class I
One year	44.95%	44.95%	40.79%	44.16%
Three years	19.92%	19.92%	18.67%	18.73%
Since inception (02/01/17)	19.34%	19.34%	17.69%	17.73%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.23%, for Class C is 1.98% and Class I is 0.98% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the six months ended June 30, 2021, the RMB Mendon Financial Services Fund, Class A shares (the “Fund”), returned +33.38% net of fees, compared to the NASDAQ Bank Index’s (the “Benchmark”) total return of +28.50% for the same period.
What a difference a year makes. At this time one year ago, there was a different presidential administration, no vaccine, and only small evidence of the massive amount of government stimulus to come. At the time, we argued that it was not another replay of the Global Financial Crisis (GFC), where the banks were the source of the problem, but rather this time banks would be part of the solution. This proved true, as community banks were much more efficient than their bigger brethren in their ability to help small business customers apply for and receive Paycheck Protection Program (“PPP”) loans. Where the larger banks relied on toll-free numbers and websites to facilitate PPP loan processing, smaller banks knew their customers and were especially adept at getting loan applications through the various bottlenecks.
We argued at the time that Financials would be one of the biggest beneficiaries of vaccines and a “return to normal,” and this hypothesis was realized during the first six months of 2021. Financials also benefitted from a rotation in the first half of the year from “growth” stocks to “value” stocks, as inflation expectations increased. The financial services sector is one of the few sectors that benefits from higher interest rates and thus higher inflation expectations. However, future inflation expectations waned towards the end of the period.
In addition to the geographic concentrations that have been a hallmark of the Fund for quite some time, the Fund adopted intentional thematic weightings that helped it outperform during the first half of the year. These weightings included exposure to banks with Small Business Administration (SBA) lending, embedded financial technology efforts, and proximity to manufacturing returning stateside.
The last thing to note when discussing the first half of 2021 is the return of mergers and acquisitions (M&A) to the sector after a particularly anemic 2020. The second quarter witnessed the resumption of whole bank mergers, with 57 deals announced—the most since the fourth quarter of 2019 (the last full quarter prior to COVID). Not only does this return the quarter to a pre-COVID run-rate for M&A, but we think it is set to accelerate from here for several reasons. The first is certainly pent-up demand. Many deals were tabled during the COVID-19 crisis, as banks worried about their own books and did not want to take on any exogenous risks. Second, increasing multiples are attracting potential sellers’ attention. Importantly, there is a healthy gap between larger banks’ multiples vs. smaller banks’ multiples, with larger banks currently being awarded a premium. This means that the larger buyers have a currency advantage that could be appealing to would-be sellers. Challenges to the operating environment are also pushing some industry players that may lack scale to consider future partnerships. Some of these challenges include [the costs of?] technological investment, the potential for increased taxes and government regulations, and the constant pressure to drive growth. Lastly, there is still scarcity value for many franchises in specific geographies.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	91.0%	-0.6%	90.4%
Diversified Financials	6.1%	0%	6.1%
Information Technology Services	1.2%	0%	1.2%
Technology Hardware, Storage & Peripherals	0.8%	0%	0.8%
Software	0.5%	0%	0.5%
	99.6%	-0.6%	99.0%
Cash & Other Assets, Less Liabilities	1.0%	0.0%	1.0%
Total	100.6%	-0.6%	100.0%
Top 10 Common Stock Holdings	% of net assets
Live Oak Bancshares, Inc.	7.7%
Veritex Holdings, Inc.	5.3%
Equity Bancshares, Inc. — Class A	5.1%
First Bancshares, Inc. (The)	4.7%
First BanCorp	4.4%
Spirit of Texas Bancshares, Inc.	4.1%
Byline Bancorp, Inc.	4.0%
CIT Group, Inc.	3.9%
Origin Bancorp, Inc.	3.6%
First Horizon Corp.	3.2%
46.0%

TOTAL RETURN† (Through June 30, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	NASDAQ Bank Index Total Return*
Class A
One year	83.32%	92.97%	69.94%
Three years	4.28%	6.08%	5.81%
Five years	12.98%	14.14%	13.22%
Ten years	13.84%	14.43%	12.42%
Class C
One year	90.59%	91.59%	69.94%
Three years	5.29%	5.29%	5.81%
Five years	13.29%	13.29%	13.22%
Ten years	13.57%	13.57%	12.42%
Class I
One year	93.49%	93.49%	69.94%
Three years	6.34%	6.34%	5.81%
Since inception (02/01/17)	8.97%	8.97%	6.72%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.42%, for Class C is 2.18% and Class I is 1.17% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the six-months ended June 30, 2021, the RMB International Fund, Class I shares (the “Fund”), returned +4.91%, net of fees, underperforming the MSCI EAFE Index (the “Benchmark”), which rose +8.83% as measured in U.S. dollars for the same period. The Fund’s underperformance was driven primarily by stock selection, while the impact of sector allocation was neutral. Stock selection was strongest in Financials, yet detracted in the Information Technology, Materials, and Industrials sectors. The Fund’s country allocation was underweighted in Asia/Pacific (ex-Japan) and Europe, while Japan was over-weighted through the first half of 2021. This resulted in a detraction to the Fund’s return, as Japan underperformed the Benchmark through the first half of 2021. The Fund’s performance benefited from its underweighting in the Utilities sector, but sector allocation otherwise did not meaningfully impact the Fund’s performance.
The Fund maintained its overweight position in Japan through the first half of 2021, as we continue to believe the country’s valuation was attractive on the back of the ongoing corporate governance reform that supports our long-term investment case. We believe many of our underperforming companies are relatively late in their business recovery from the COVID-19 pandemic and have the potential for positive outcomes in the second half of 2021. By region, Japan underperformed against the U.S. and European peers during the period due in part to the slow implementation of COVID-19 vaccination in the country, as well as the Japanese market being slightly more sensitive to economic cycles than the other two regions due to its exposure to Auto’s, Banking, and Industrials. However, given the rapid vaccination progress in the country, our expectation is that Japan’s macro economy, as well as the equity market, will see a solid recovery in the second half of 2021, similar to the U.S. and then Europe, whose markets also recovered with the vaccination roll outs.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Financials	17.2%
Industrials	15.5%
Health Care	14.5%
Consumer Discretionary	12.4%
Consumer Staples	12.1%
Information Technology	11.3%
Materials	6.2%
Communication Services	3.2%
Energy	2.4%
Real Estate	2.3%
97.1%
Cash & Other Assets, Less Liabilities	2.9%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Lloyds Banking Group PLC	4.3%
LVMH Moet Hennessy Louis Vuitton SE	4.2%
Lonza Group AG	4.1%
Kerry Group PLC — Class A	3.6%
Novartis AG	3.3%
Rentokil Initial PLC	3.3%
ASML Holding N.V.	3.2%
Nestle S.A.	3.2%
Subaru Corp.	3.0%
Grifols S.A.	2.9%
35.1%

TOTAL RETURN† (Through June 30, 2021)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	26.26%	32.35%
Three years	2.07%	8.27%
Since inception (12/27/17)	1.33%	6.33%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.98% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the six months ended June 30, 2021, the RMB Japan Fund, Class I shares (the “Fund”), returned -1.87% net of fees, lagging the MSCI Japan Index’s (the “Benchmark”) return of +1.28%, as measured in U.S. dollars for the same period. During the period, the Fund’s underperformance was attributable to both unfavorable sector allocation and stock selection.
At the sector allocation level, being overweight in Industrials and underweight in Health Care contributed positively to the Fund’s performance, while being underweight in Financials and zero exposure to Energy had a negative impact on the Fund’s performance. Stock selection was strongest in the Consumer Staples and Industrials sectors, thanks to our stock selection in the Food and
Beverage and Capital Goods industries. On the other hand, Information Technology and Health Care were main detractors from the Fund’s performance, largely due to our less favorable stock selection in Software and Pharmaceuticals.
We believe the weak performance of Japanese equities relative to their developed market peers for the first six months is mainly attributable to the slow rollout of the COVID-19 vaccine in the country. Lack of tools to fight the virus led to another round of restrictions that limited economic recovery in the country, in stark contrast to many of its peers in the developed world. That said, we also note that Japan’s daily COVID-19 cases remain far below those of the U.S. after adjusting for population, even without the vaccine. Additionally, the distribution of the vaccine is improving, as the country’s vaccine penetration rate has accelerated meaningfully from a mere 1% in May to close to 33% of the total population receiving at least one dose by the end of the second quarter. With this rapid improvement in the pace of the vaccine rollout, combined with the fact that the number of confirmed cases is already at low levels in the country, we believe that Japan has a great chance to quickly catch up with the rest of the developed world going forward. Further, we note that the valuation gap between Japan’s equity market and the rest of its developed market peers (in particular, Europe) has recently widened back to historically high levels. In our view, the current circumstances surrounding Japan provide a strong basis for the country’s equity market to start outperforming its peers in the months to come.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	21.8%
Consumer Discretionary	17.3%
Information Technology	11.1%
Communication Services	10.7%
Health Care	10.5%
Financials	9.7%
Consumer Staples	8.1%
Materials	5.3%
Real Estate	3.8%
98.3%
Cash & Other Assets, Less Liabilities	1.7%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Shionogi & Co. Ltd.	4.8%
Mitsubishi UFJ Financial Group, Inc.	4.8%
Sony Group Corp.	4.7%
Subaru Corp.	4.5%
Mitsui Fudosan Co. Ltd.	3.7%
Hitachi Ltd.	3.7%
Yakult Honsha Co. Ltd.	3.6%
Shin-Etsu Chemical Co. Ltd.	3.5%
Isuzu Motors Ltd.	3.3%
Murata Manufacturing Co. Ltd.	3.2%
39.8%

TOTAL RETURN† (Through June 30, 2021)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	19.45%	24.84%
Three years	4.95%	7.24%
Since inception (12/27/17)	3.38%	5.50%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.31% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the six months ended June 30, 2021, the RMB Small Cap Fund, Class I shares (the “Fund”), modestly underperformed the Russell 2000® Index (the “Benchmark”), returning +15.87% (net of fees), compared with the Benchmark return of +17.54% for the same period.
Stock selection within the Health Care, Real Estate Investment Trusts, and Financials sectors contributed most significantly to the Fund’s returns for the period. Stock selection in Consumer Discretionary, Information Technology and Communication Services detracted from the Fund’s relative performance. More specifically, non-ownership of “meme” stocks negatively impacted those sectors. For example, non-ownership of AMC Entertainment Holdings Inc. (AMC) within Communication Services and GameStop Corp. (GME) in Consumer Discretionary
collectively detracted 100 basis points from the Fund’s returns compared to the Benchmark. We expect the headwinds from non-ownership of meme stocks to abate in the second half of the year.
We remain cautiously optimistic for strong equity returns throughout the rest of the year. We suspect the heavy lifting in terms of higher market valuations is shifting from the excess liquidity provided by the Federal Reserve to company specific capital allocation. As the impact from excess liquidity moderates from excessive to neutral, dispersion should continue to increase, and higher dispersion is good for active managers who demonstrate stock-picking skill.
As always, we seek to invest in companies that demonstrate high managerial skill in capital allocation, which we believe creates value for customers, employees, communities, and shareholders.
Glossary of Terms:
Basis Points (bps): A unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.
Dispersion: A statistical term that describes the size of the distribution of values expected for a particular variable and can be measured by several different statistics, such as range, variance, and standard deviation. In finance and investing, dispersion usually refers to the range of possible returns on an investment. It can also be used to measure the risk inherent in a particular security or investment portfolio.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Health Care	19.8%
Industrials	16.8%
Financials	16.4%
Information Technology	14.9%
Consumer Discretionary	10.7%
Real Estate	9.4%
Materials	5.3%
Energy	2.2%
95.5%
Cash & Other Assets, Less Liabilities	4.5%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
EastGroup Properties, Inc.	3.0%
TriCo Bancshares	2.8%
Pool Corp.	2.8%
West Pharmaceutical Services, Inc.	2.7%
Seacoast Banking Corp. of Florida	2.5%
MKS Instruments, Inc.	2.5%
Essential Properties Realty Trust, Inc.	2.5%
American Financial Group, Inc.	2.5%
Fair Isaac Corp.	2.4%
Repligen Corp.	2.4%
26.1%

TOTAL RETURN† (Through June 30,2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	53.96%	62.03%
Three years	14.63%	13.52%
Five years	14.72%	16.47%
Ten years	11.25%	12.34%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 0.95% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the six months ended June 30, 2021, the RMB SMID Cap Fund, Class I shares (the “Fund”), outperformed the Russell 2500® Index (the “Benchmark”), returning +17.83% (net of fees), compared with the Benchmark return of +16.97% for the same period.
Stock selection within the Health Care, Industrials, and Financial sectors contributed most significantly to returns for the period. Stock selection in Information Technology and Real Estate detracted from the Fund’s relative performance.
We remain cautiously optimistic for strong equity returns throughout the rest of the year. We suspect the heavy lifting in terms of higher market valuations is shifting from the excess liquidity provided by the Federal Reserve to company specific capital allocation. As the impact from excess liquidity moderates from excessive to neutral, dispersion should continue to increase, and higher dispersion is good for active managers who demonstrate stock-picking skill.
As always, we seek to invest in companies that demonstrate high managerial skill in capital allocation, which we believe creates value for customers, employees, communities, and shareholders.
Glossary of Terms:
Dispersion: A statistical term that describes the size of the distribution of values expected for a particular variable and can be measured by several different statistics, such as range, variance, and standard deviation. In finance and investing, dispersion usually refers to the range of possible returns on an investment. It can also be used to measure the risk inherent in a particular security or investment portfolio.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	17.1%
Health Care	15.6%
Financials	15.2%
Information Technology	15.1%
Consumer Discretionary	11.1%
Materials	10.7%
Real Estate	8.5%
Energy	2.5%
Utilities	1.7%
Communication Services	1.1%
98.6%
Cash & Other Assets, Less Liabilities	1.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Pinnacle Financial Partners, Inc.	2.5%
West Pharmaceutical Services, Inc.	2.5%
Bio-Techne Corp.	2.5%
Copart, Inc.	2.5%
Teledyne Technologies, Inc.	2.5%
Vail Resorts, Inc.	2.4%
American Financial Group, Inc.	2.4%
ServisFirst Bancshares, Inc.	2.4%
Catalent, Inc.	2.4%
Repligen Corp.	2.3%
24.4%

TOTAL RETURN† (Through June 30, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500™ Index*
Class I
One year	56.42%	57.79%
Three years	18.75%	15.24%
Five years	17.11%	16.35%
Ten years	12.27%	12.86%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.80% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund's Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including options, and short sales from time to time. These investments can be volatile and involve various types and degrees of risks, including unlimited losses. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index Total Return, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index Total Return, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With more than 850 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 300 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of June 30, 2021. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of June 30, 2021.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	Common Stocks 99.9% (percentage of net assets)
	COMMUNICATION SERVICES 6.0%
*	Alphabet, Inc. — Class A	3,231	$7,889,423
	CONSUMER DISCRETIONARY 14.3%
*	Booking Holdings, Inc.	1,573	3,441,865
	Dollar General Corp.	20,200	4,371,078
	Home Depot, Inc. (The)	8,500	2,710,565
	Starbucks Corp.	22,000	2,459,820
*	Terminix Global Holdings, Inc.	70,000	3,339,700
*	Vail Resorts, Inc.	8,000	2,532,160
			18,855,188
	CONSUMER STAPLES 5.1%
	Diageo PLC — ADR	16,500	3,162,885
	Keurig Dr. Pepper, Inc.	102,000	3,594,480
			6,757,365
	ENERGY 2.2%
	Marathon Petroleum Corp.	48,000	2,900,160
	FINANCIALS 12.2%
	CME Group, Inc.	13,000	2,764,840
	JPMorgan Chase & Co.	24,000	3,732,960
	MarketAxess Holdings, Inc.	4,100	1,900,719
	Morgan Stanley	42,006	3,851,530
	Progressive Corp. (The)	24,500	2,406,145
*	SVB Financial Group	2,700	1,502,361
			16,158,555
	HEALTH CARE 16.5%
	Becton, Dickinson and Co.	13,100	3,185,789
	Cooper Cos., Inc. (The)	8,200	3,249,414
	Danaher Corp.	16,502	4,428,477
*	Edwards Lifesciences Corp.	39,300	4,070,301
	STERIS PLC	14,064	2,901,403
	UnitedHealth Group, Inc.	9,800	3,924,312
			21,759,696
	INDUSTRIALS 6.7%
	IHS Markit Ltd.	41,500	4,675,390
	Nordson Corp.	8,700	1,909,737
	Union Pacific Corp.	10,000	2,199,300
			8,784,427
	INFORMATION TECHNOLOGY 30.6%
	Accenture PLC — Class A	8,100	2,387,799
	Analog Devices, Inc.	22,250	3,830,560
	Apple, Inc.	30,080	4,119,757
	CDW Corp.	17,100	2,986,515
	Jack Henry & Associates, Inc.	11,000	1,798,610
	Microsoft Corp.	33,704	9,130,414
*	PTC, Inc.	25,000	$3,531,500
		Number of Shares	Value
*	salesforce.com, Inc.	13,800	3,370,926
*	Synopsys, Inc.	10,000	2,757,900
*	Tyler Technologies, Inc.	2,700	1,221,399
	Visa, Inc. — Class A	22,400	5,237,568
			40,372,948
	MATERIALS 3.1%
	Avery Dennison Corp.	19,700	4,141,728
	REAL ESTATE 3.2%
	American Tower Corp.	15,500	4,187,170
	Total Common Stocks (Cost: $65,852,463)		131,806,660
	Short-Term Investments 0.2% (percentage of net assets)
	MONEY MARKET FUNDS 0.2%
	First American Government Obligations Fund — Class X — 0.03% a	245,357	245,357
	Total Short-Term Investments (Cost: $245,357)		245,357
	Total Investments 100.1% (Cost: $66,097,820)		$132,052,017
	Liabilities, less cash and other assets (0.1)%		(155,062)
	Net Assets 100.0%		$131,896,955

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	Common Stocks 99.5% (percentage of net assets)
	BANKS 91.0%
*	Amerant Bancorp, Inc.	20,297	$433,950
*	Amerant Bancorp, Inc. — Class B	73,710	1,440,294
	Ameris Bancorp a,b	125,000	6,328,750
	Banc of California, Inc.	150,000	2,631,000
	Bank of America Corp. a,b	50,000	2,061,500
	Bank of NT Butterfield & Son Ltd. (The)	50,000	1,772,500
	Business First Bancshares, Inc.	115,761	2,656,715
	Byline Bancorp, Inc.	475,000	10,749,250
	Cadence BanCorp a,b	321,573	6,714,444
	CIT Group, Inc.	200,000	10,318,000
	Civista Bancshares, Inc.	120,000	2,652,000
*	Coastal Financial Corp.	16,481	470,697
	Dime Community Bancshares, Inc.	26,019	874,759
	Enterprise Financial Services Corp.	60,000	2,783,400
*	Equity Bancshares, Inc. — Class A	450,000	13,720,500
	FB Financial Corp. a,b	198,195	7,396,637
	First Bancorp	125,000	5,113,750
	First BanCorp	996,573	11,879,150
	First Bancshares, Inc. (The)	340,000	12,726,200
	First Busey Corp.	95,000	2,342,700
	First Horizon Corp. a,b	500,000	8,640,000
*	Five Star Bancorp	100,000	2,415,000
*	Howard Bancorp, Inc.	500,000	8,065,000
	Live Oak Bancshares, Inc. a,b	350,000	20,650,000
	Mid Penn Bancorp, Inc.	125,000	3,431,250
	MVB Financial Corp.	40,000	1,706,400
	NBT Bancorp, Inc.	50,000	1,798,500
	OceanFirst Financial Corp.	215,048	4,481,600
	Old Second Bancorp, Inc.	150,000	1,860,000
	Origin Bancorp, Inc.	225,000	9,553,500
	PacWest Bancorp a,b	184,299	7,585,747
	Popular, Inc.	25,000	1,876,250
	Primis Financial Corp.	323,818	4,941,463
	Reliant Bancorp, Inc.	176,655	4,898,643
	Seacoast Banking Corp. of Florida	40,000	1,366,000
*	Select Bancorp, Inc.	263,204	4,242,849
	Signature Bank a,b	15,000	3,684,750
*	Silvergate Capital Corp. — Class A a,b	55,000	6,232,600
	Spirit of Texas Bancshares, Inc.	475,000	10,849,000
	Synovus Financial Corp.	25,000	1,097,000
*	Triumph Bancorp, Inc. a,b	75,000	5,568,750
	Veritex Holdings, Inc. a,b	400,000	14,164,000
	Wells Fargo & Co. a,b	100,000	4,529,000
	WesBanco, Inc.	100,000	3,563,000
	Wintrust Financial Corp.	25,000	1,890,750
			244,157,248
		Number of Shares	Value
	DIVERSIFIED FINANCIALS 6.1%
	Cowen, Inc. — Class A a,b	200,000	$8,210,000
*	Foley Trasimene Acquisition Corp. — Unit c	140,000	1,470,000
	Jefferies Financial Group, Inc.	100,000	3,420,000
*	Manning & Napier, Inc.	400,000	3,148,000
			16,248,000
	INFORMATION TECHNOLOGY SERVICES 1.1%
	EVERTEC, Inc.	65,000	2,837,250
	SOFTWARE 0.5%
*	Voyager Digital Ltd. — CAD	75,000	1,280,857
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 0.8%
*	NCR Corp.	50,000	2,280,500
	Total Common Stocks (Cost: $178,395,254)		266,803,855
	Warrants 0.1% (percentage of net assets)
	INFORMATION TECHNOLOGY SERVICES 0.1%
*	Global Blue Group Holding AG	260,042	384,862
	Total Warrants (Cost: $192,431)		384,862
	Short-Term Investments 0.9% (percentage of net assets)
	MONEY MARKET FUNDS 0.9%
	First American Government Obligations Fund — Class X — 0.03% d	2,305,283	2,305,283
	Total Short-Term Investments (Cost: $2,305,283)		2,305,283
	Total Investments 100.5% (Cost: $180,892,968)		$269,494,000
	Call option written (0.6)% (Premiums received: $2,634,075)		(1,710,250)
	Cash and other assets, less liabilities 0.1%		414,186
	Net Assets 100.0%		$268,197,936

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
	Number of Contracts	Value
Call Option Written (0.6)% (percentage of net assets)
BANKS (0.6)%
Ameris Bancorp
@ 60, Notional Amount: $(1,500,000), due Jan 22	(250)	$(52,500)
Bank of America Corp.
@ 45, Notional Amount: $(1,125,000), due Jan 22	(250)	(41,875)
@ 50, Notional Amount: $(1,250,000), due Jan 22	(250)	(15,625)
Cadence BanCorp
@ 25, Notional Amount: $(625,000), due Sep 21 e	(250)	—
@ 30, Notional Amount: $(750,000), due Sep 21 e	(250)	—
FB Financial Corp.
@ 40, Notional Amount: $(380,000), due Jul 21 e	(95)	—
@ 45, Notional Amount: $(1,125,000), due Jan 22	(250)	(57,500)
First Horizon Corp.
@ 16, Notional Amount: $(1,600,000), due Aug 21	(1,000)	(162,500)
@ 17, Notional Amount: $(850,000), due Jan 22	(500)	(83,750)
@ 20, Notional Amount: $(2,000,000), due Jan 22	(1,000)	(60,000)
Live Oak Bancshares, Inc.
@ 65, Notional Amount: $(1,625,000), due Sep 21	(250)	(58,125)
@ 65, Notional Amount: $(1,625,000), due Dec 21	(250)	(110,000)
@ 70, Notional Amount: $(1,750,000), due Sep 21	(250)	(29,375)
@ 90, Notional Amount: $(2,250,000), due Dec 21	(250)	(15,000)
PacWest Bancorp
@ 45, Notional Amount: $(1,125,000), due Sep 21	(250)	(27,500)
@ 50, Notional Amount: $(1,250,000), due Sep 21	(250)	(8,125)
@ 50, Notional Amount: $(1,250,000), due Dec 21	(250)	(25,000)
@ 55, Notional Amount: $(1,375,000), due Sep 21 e	(250)	—
Signature Bank
@ 300, Notional Amount: $(3,000,000), due Sep 21	(100)	(25,500)
@ 320, Notional Amount: $(1,280,000), due Dec 21	(40)	(21,000)
	Number of Contracts	Value
Silvergate Capital Corp. — Class A
@ 110, Notional Amount: $(1,100,000), due Aug 21	(100)	$(146,500)
@ 125, Notional Amount: $(1,250,000), due Aug 21	(100)	(85,000)
@ 160, Notional Amount: $(1,600,000), due Jan 22	(100)	(110,000)
@ 200, Notional Amount: $(5,000,000), due Jan 22	(250)	(150,000)
Triumph Bancorp, Inc.
@ 95, Notional Amount: $(2,375,000), due Aug 21 e	(250)	—
Veritex Holdings, Inc.
@ 35, Notional Amount: $(1,750,000), due Oct 21	(500)	(111,250)
Wells Fargo & Co.
@ 42.5, Notional Amount: $(1,062,500), due Jul 21	(250)	(78,750)
@ 52.5, Notional Amount: $(2,625,000), due Jan 22	(500)	(82,250)
		(1,557,125)
DIVERSIFIED FINANCIALS (0.0)%
Cowen, Inc. — Class A
@ 45, Notional Amount: $(1,125,000), due Oct 21	(250)	(51,875)
@ 55, Notional Amount: $(1,375,000), due Oct 21	(250)	(20,000)
@ 55, Notional Amount: $(2,750,000), due Jan 22	(500)	(81,250)
		(153,125)
Total Call Option Written (Premiums received $2,634,075)		(1,710,250)

CAD
Canadian Dollars

*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $41,838,990. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

c
Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

d
Rate quoted is seven-day yield at period end.

e
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	Common Stocks 97.1% (percentage of net assets)
	AUSTRALIA 1.9%
	National Australia Bank Ltd.	283,284	$5,569,037
	BERMUDA 1.5%
*	Hiscox Ltd.	370,102	4,262,923
	FINLAND 2.7%
	Sampo OYJ — Class A	174,316	8,015,825
	FRANCE 7.0%
	LVMH Moet Hennessy Louis Vuitton SE	15,589	12,263,168
	Schneider Electric SE	51,996	8,196,866
			20,460,034
	GERMANY 4.8%
	BASF SE	107,013	8,447,562
*	Evotec SE	120,496	5,466,139
			13,913,701
	HONG KONG 1.4%
	Hong Kong Exchanges & Clearing Ltd.	66,425	3,954,266
	IRELAND 3.6%
	Kerry Group PLC — Class A	75,809	10,598,874
	ISRAEL 2.6%
*	Nice Ltd. — ADR	31,204	7,721,742
	JAPAN 28.5%
	Horiba Ltd.	69,200	4,491,108
	ITOCHU Corp.	146,800	4,235,871
	Kao Corp.	83,688	5,160,209
	Matsumotokiyoshi Holdings Co. Ltd.	92,800	4,108,191
	Mitsui Fudosan Co. Ltd.	290,600	6,719,739
	Murata Manufacturing Co. Ltd.	75,958	5,786,092
	Nitto Denko Corp.	74,500	5,548,049
	ORIX Corp.	372,400	6,294,160
	Recruit Holdings Co. Ltd.	85,500	4,192,817
	Shionogi & Co. Ltd.	129,200	6,733,389
	SoftBank Group Corp.	34,729	2,422,064
	Sony Group Corp.	55,100	5,342,896
	Stanley Electric Co. Ltd.	98,300	2,840,010
	Subaru Corp.	443,446	8,788,875
	Takuma Co. Ltd.	244,300	3,691,587
	TV Asahi Holdings Corp.	425,468	6,763,624
			83,118,681
	NETHERLANDS 5.6%
	ASML Holding N.V.	13,612	9,396,604
	Royal Dutch Shell PLC — Class B	357,296	6,936,105
			16,332,709
		Number of Shares	Value
	SPAIN 4.7%
	Bankinter S.A.	1,040,241	$5,233,486
	Grifols S.A.	316,896	8,593,212
			13,826,698
	SWEDEN 0.5%
	Alfa Laval AB	39,710	1,403,560
	SWITZERLAND 12.5%
	Lonza Group AG	16,642	11,798,458
	Nestle S.A.	74,098	9,236,100
	Novartis AG	105,858	9,657,064
	STMicroelectronics N.V.	154,568	5,621,098
			36,312,720
	UNITED KINGDOM 19.8%
*	Compass Group PLC	327,436	6,898,384
	Diageo PLC	130,022	6,231,754
	Intertek Group PLC	107,333	8,214,653
	Lloyds Banking Group PLC	19,503,701	12,616,095
	London Stock Exchange Group PLC	38,859	4,294,321
	Rentokil Initial PLC	1,389,483	9,516,812
	Rio Tinto PLC	50,338	4,157,285
	Rotork PLC	1,217,611	5,742,729
			57,672,033
	Total Common Stocks (Cost: $234,708,889)		283,162,803
	Short-Term Investments 2.6% (percentage of net assets)
	MONEY MARKET FUNDS 2.6%
	First American Government Obligations Fund — Class X — 0.03% a	7,648,949	7,648,949
	Total Short-Term Investments (Cost: $7,648,949)		7,648,949
	Total Investments 99.7% (Cost: $242,357,838)		$290,811,752
	Cash and other assets, less liabilities 0.3%		798,303
	Net Assets 100.0%		$291,610,055

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
	Number of Shares	Value
Common Stocks — Japan 98.3% (percentage of net assets)
COMMUNICATION SERVICES 10.7%
Amuse, Inc.	36,700	$778,868
Nintendo Co. Ltd.	2,900	1,678,152
SoftBank Group Corp.	20,902	1,457,744
TV Asahi Holdings Corp.	104,310	1,658,206
		5,572,970
CONSUMER DISCRETIONARY 17.3%
Fast Retailing Co. Ltd.	1,500	1,127,532
Isuzu Motors Ltd.	128,600	1,706,478
Ohashi Technica, Inc.	19,300	260,011
Sony Group Corp.	25,528	2,475,380
Stanley Electric Co. Ltd.	39,100	1,129,648
Subaru Corp.	119,129	2,361,076
		9,060,125
CONSUMER STAPLES 8.1%
Kao Corp.	16,552	1,020,598
Matsumotokiyoshi Holdings Co. Ltd.	30,100	1,332,506
Yakult Honsha Co. Ltd.	33,400	1,891,187
		4,244,291
FINANCIALS 9.7%
Mitsubishi UFJ Financial Group, Inc.	461,900	2,487,913
ORIX Corp.	81,639	1,379,830
Sompo Holdings, Inc.	32,100	1,188,927
		5,056,670
HEALTH CARE 10.5%
M3, Inc.	6,300	459,008
Ono Pharmaceutical Co. Ltd.	59,800	1,333,551
Shionogi & Co. Ltd.	48,000	2,501,568
Sysmex Corp.	10,300	1,221,938
		5,516,065
INDUSTRIALS 21.8%
COMSYS Holdings Corp.	52,800	1,462,558
FANUC Corp.	5,800	1,390,827
Hitachi Ltd.	33,380	1,912,914
ITOCHU Corp.	57,800	1,667,802
Kubota Corp.	44,300	896,176
Nidec Corp.	4,800	551,953
Recruit Holdings Co. Ltd.	31,700	1,554,530
SMC Corp.	1,900	1,124,030
Takuma Co. Ltd.	57,128	863,254
		11,424,044
	Number of Shares	Value
INFORMATION TECHNOLOGY 11.1%
Horiba Ltd.	20,400	$1,323,968
Keyence Corp.	2,400	1,208,696
Murata Manufacturing Co. Ltd.	22,300	1,698,700
Oracle Corp. Japan	5,000	382,044
Ulvac, Inc.	23,500	1,189,970
		5,803,378
MATERIALS 5.3%
Nitto Denko Corp.	12,900	960,669
Shin-Etsu Chemical Co. Ltd.	10,959	1,833,010
		2,793,679
REAL ESTATE 3.8%
Mitsui Fudosan Co. Ltd.	84,900	1,963,200
Total Common Stocks (Cost: $41,774,233)		51,434,422
Short-Term Investments 1.5% (percentage of net assets)
MONEY MARKET FUNDS 1.5%
First American Government Obligations Fund — Class X — 0.03% a	784,989	784,989
Total Short-Term Investments (Cost: $784,989)		784,989
Total Investments 99.8% (Cost: $42,559,222)		$52,219,411
Cash and other assets, less liabilities 0.2%		91,346
Net Assets 100.0%		$52,310,757

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	Common Stocks 95.5% (percentage of net assets)
	AEROSPACE & DEFENSE 1.3%
	Curtiss-Wright Corp.	15,175	$1,802,183
	AUTO COMPONENTS 3.9%
*	Fox Factory Holding Corp.	19,649	3,058,563
*	Visteon Corp.	18,920	2,288,185
			5,346,748
	BANKS 10.5%
	Investors Bancorp, Inc.	167,057	2,382,233
	PacWest Bancorp	51,365	2,114,183
	Seacoast Banking Corp. of Florida	102,303	3,493,647
	Stock Yards Bancorp, Inc.	36,838	1,874,686
	TriCo Bancshares	91,226	3,884,403
*	TriState Capital Holdings, Inc.	36,415	742,502
			14,491,654
	BIOTECHNOLOGY 5.0%
*	Allogene Therapeutics, Inc.	18,229	475,412
*	Bluebird Bio, Inc.	9,423	301,348
*	CareDx, Inc.	21,402	1,958,711
*	CRISPR Therapeutics AG	5,762	932,810
*	Editas Medicine, Inc.	14,381	814,540
*	Intellia Therapeutics, Inc.	5,364	868,485
*	Iovance Biotherapeutics, Inc.	27,338	711,335
*	Veratyce, Inc.	20,239	809,155
			6,871,796
	BUILDING PRODUCTS 1.3%
*	Trex Co., Inc.	17,394	1,777,841
	CAPITAL MARKETS 1.4%
	Stifel Financial Corp.	29,888	1,938,536
	COMMERCIAL SERVICES & SUPPLIES 1.0%
	Brink’s Co. (The)	17,373	1,334,941
	CONSTRUCTION & ENGINEERING 1.4%
	Valmont Industries, Inc.	7,967	1,880,610
	CONSTRUCTION MATERIALS 2.1%
	Eagle Materials, Inc.	20,643	2,933,577
	CONTAINERS & PACKAGING 1.6%
	AptarGroup, Inc.	15,893	2,238,370
	DISTRIBUTORS 2.8%
	Pool Corp.	8,344	3,827,059
	DIVERSIFIED CONSUMER SERVICES 0.8%
*	Grand Canyon Education, Inc.	12,774	1,149,277
		Number of Shares	Value
	ELECTRICAL EQUIPMENT 1.8%
	EnerSys	25,020	$2,445,205
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.8%
	Badger Meter, Inc.	11,134	1,092,468
	EQUITY REAL ESTATE INVESTMENT 9.4%
	CatchMark Timber Trust, Inc. — Class A	116,684	1,365,203
	Community Healthcare Trust, Inc.	15,744	747,210
	CoreSite Realty Corp.	7,342	988,233
	EastGroup Properties, Inc.	25,226	4,148,416
	Essential Properties Realty Trust, Inc.	125,081	3,382,190
	PotlatchDeltic Corp.	43,791	2,327,492
			12,958,744
	HEALTH CARE EQUIPMENT & SUPPLIES 5.7%
*	BioLife Solutions, Inc.	39,235	1,746,350
*	Neogen Corp.	51,640	2,377,505
	West Pharmaceutical Services, Inc.	10,479	3,763,009
			7,886,864
	HEALTH CARE TECHNOLOGY 2.1%
*	Omnicell, Inc.	19,633	2,973,418
	HOUSEHOLD DURABLES 1.6%
*	Helen of Troy Ltd.	6,464	1,474,568
*	Sonos, Inc.	19,344	681,489
			2,156,057
	INSURANCE 4.4%
	American Financial Group, Inc.	26,914	3,356,714
	Argo Group International Holdings Ltd.	53,795	2,788,195
			6,144,909
	LIFE SCIENCES TOOLS & SERVICES 4.5%
*	NeoGenomics, Inc.	65,108	2,940,928
*	Repligen Corp.	16,596	3,312,894
			6,253,822
	MACHINERY 8.3%
*	Chart Industries, Inc.	18,197	2,662,585
	ITT, Inc.	28,298	2,591,814
	Kadant, Inc.	16,825	2,962,714
	Lincoln Electric Holdings, Inc.	11,897	1,566,954
*	RBC Bearings, Inc.	8,627	1,720,396
			11,504,463
	METALS & MINING 1.6%
	Carpenter Technology Corp.	54,693	2,199,752
	OIL, GAS & CONSUMABLE FUELS 2.2%
	Devon Energy Corp.	106,141	3,098,256

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	PHARMACEUTICALS 2.4%
*	Catalent, Inc.	30,640	$3,312,797
	PROFESSIONAL SERVICES 1.8%
	Exponent, Inc.	27,427	2,446,763
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.5%
	MKS Instruments, Inc.	19,296	3,433,723
	Monolithic Power Systems, Inc.	7,371	2,752,700
			6,186,423
	SOFTWARE 9.6%
*	Digimarc Corp.	14,459	484,377
*	Fair Isaac Corp.	6,675	3,355,389
*	Five9, Inc.	8,695	1,594,576
*	Guidewire Software, Inc.	9,856	1,110,968
*	PTC, Inc.	23,081	3,260,422
*	Q2 Holdings, Inc.	9,287	952,660
*	Tyler Technologies, Inc.	5,480	2,478,988
			13,237,380
	TEXTILES, APPAREL & LUXURY GOODS 1.7%
	Columbia Sportswear Co.	23,817	2,342,640
	Total Common Stocks (Cost: $63,516,831)		131,832,553
	Short-Term Investments 4.4% (percentage of net assets)
	MONEY MARKET FUNDS 4.4%
	First American Government Obligations Fund — Class X — 0.03% a	6,013,104	6,013,104
	Total Short-Term Investments (Cost: $6,013,104)		6,013,104
	Total Investments 99.9% (Cost: $69,529,935)		$137,845,657
	Cash and other assets, less liabilities 0.1%		131,177
	Net Assets 100.0%		$137,976,834

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	Common Stocks 98.6% (percentage of net assets)
	AEROSPACE & DEFENSE 3.4%
	HEICO Corp.	18,576	$2,589,866
*	Teledyne Technologies, Inc.	16,102	6,744,001
			9,333,867
	AUTO COMPONENTS 2.5%
*	Fox Factory Holding Corp.	19,295	3,003,460
*	Visteon Corp.	32,208	3,895,235
			6,898,695
	BANKS 9.3%
	First Republic Bank	24,737	4,630,024
	Pinnacle Financial Partners, Inc.	79,068	6,980,914
	ServisFirst Bancshares, Inc.	95,648	6,502,151
*	SVB Financial Group	6,571	3,656,301
	Webster Financial Corp.	72,440	3,863,950
			25,633,340
	BIOTECHNOLOGY 2.8%
*	Bluebird Bio, Inc.	8,177	261,501
*	CRISPR Therapeutics AG	11,293	1,828,224
*	Editas Medicine, Inc.	28,428	1,610,162
*	Exact Sciences Corp.	19,711	2,450,274
*	Intellia Therapeutics, Inc.	10,306	1,668,644
			7,818,805
	BUILDING PRODUCTS 0.9%
*	Trex Co., Inc.	23,836	2,436,277
	CAPITAL MARKETS 1.6%
	MarketAxess Holdings, Inc.	3,867	1,792,703
	Stifel Financial Corp.	40,164	2,605,037
			4,397,740
	CHEMICALS 1.4%
	RPM International, Inc.	43,780	3,882,410
	COMMERCIAL SERVICES & SUPPLIES 3.8%
	Brink’s Co. (The)	47,888	3,679,714
*	Copart, Inc.	51,182	6,747,323
			10,427,037
	CONSTRUCTION MATERIALS 4.0%
	Eagle Materials, Inc.	43,188	6,137,447
	Martin Marietta Materials, Inc.	13,403	4,715,309
			10,852,756
	CONTAINERS & PACKAGING 2.1%
	Avery Dennison Corp.	27,261	5,731,353
	DISTRIBUTORS 1.2%
	Pool Corp.	7,102	3,257,403
		Number of Shares	Value
	DIVERSIFIED CONSUMER SERVICES 1.5%
*	Bright Horizons Family Solutions, Inc.	13,083	$1,924,640
*	Terminix Global Holdings, Inc.	45,418	2,166,893
			4,091,533
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.8%
*	Trimble, Inc.	58,704	4,803,748
	ENTERTAINMENT 1.1%
*	Roku, Inc. — Class A	6,814	3,129,329
	EQUITY REAL ESTATE INVESTMENT 8.5%
	Alexandria Real Estate Equities, Inc.	24,724	4,498,285
	CyrusOne, Inc.	28,301	2,024,088
	EastGroup Properties, Inc.	37,678	6,196,147
	PotlatchDeltic Corp.	85,448	4,541,561
	STORE Capital Corp.	174,679	6,028,172
			23,288,253
	HEALTH CARE EQUIPMENT & SUPPLIES 5.1%
*	BioLife Solutions, Inc.	76,869	3,421,439
*	IDEXX Laboratories, Inc.	3,916	2,473,150
*	Insulet Corp.	3,649	1,001,687
	West Pharmaceutical Services, Inc.	19,402	6,967,258
			13,863,534
	HOTELS, RESTAURANTS & LEISURE 2.4%
*	Vail Resorts, Inc.	20,955	6,632,677
	HOUSEHOLD DURABLES 2.1%
*	Helen of Troy Ltd.	6,383	1,456,090
*	NVR, Inc.	603	2,998,900
*	Sonos, Inc.	38,266	1,348,111
			5,803,101
	INDUSTRIAL CONGLOMERATES 1.2%
	Carlisle Cos., Inc.	16,615	3,179,779
	INFORMATION TECHNOLOGY SERVICES 0.9%
	Jack Henry & Associates, Inc.	15,864	2,593,923
	INSURANCE 4.2%
	American Financial Group, Inc.	53,008	6,611,158
*	Markel Corp.	4,170	4,948,580
			11,559,738
	LIFE SCIENCES TOOLS & SERVICES 5.4%
	Bio-Techne Corp.	15,387	6,928,151
*	NeoGenomics, Inc.	32,637	1,474,213
*	Repligen Corp.	31,877	6,363,287
			14,765,651

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2021 (Unaudited)
		Number of Shares	Value
	MACHINERY 4.7%
	Graco, Inc.	57,620	$4,361,834
	IDEX Corp.	20,758	4,567,798
	ITT, Inc.	44,633	4,087,936
			13,017,568
	METALS & MINING 3.2%
	Royal Gold, Inc.	25,720	2,934,652
	Steel Dynamics, Inc.	98,551	5,873,640
			8,808,292
	MULTI-UTILITIES 1.7%
	Algonquin Power & Utilities Corp.	309,373	4,603,470
	OIL, GAS & CONSUMABLE FUELS 2.4%
	Devon Energy Corp.	130,656	3,813,849
	Diamondback Energy, Inc.	30,808	2,892,563
			6,706,412
	PHARMACEUTICALS 2.4%
*	Catalent, Inc.	59,768	6,462,116
	ROAD & RAIL 1.5%
	Old Dominion Freight Line, Inc.	15,919	4,040,242
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.8%
	MKS Instruments, Inc.	30,790	5,479,081
	Monolithic Power Systems, Inc.	13,496	5,040,081
			10,519,162
	SOFTWARE 8.6%
*	Digimarc Corp.	42,154	1,412,159
*	Fair Isaac Corp.	12,235	6,150,290
*	Five9, Inc.	8,230	1,509,300
*	Guidewire Software, Inc.	14,174	1,597,693
*	Proofpoint, Inc.	16,519	2,870,342
*	PTC, Inc.	43,317	6,118,959
*	Tyler Technologies, Inc.	8,806	3,983,570
			23,642,313
	TEXTILES, APPAREL & LUXURY GOODS 1.4%
	Columbia Sportswear Co.	40,444	3,978,072
	TRADING COMPANIES & DISTRIBUTORS 1.7%
	Watsco, Inc.	15,879	4,551,557
	Total Common Stocks (Cost: $136,296,007)		270,710,153

	Number of Shares	Value
Short-Term Investments 1.1% (percentage of net assets)
MONEY MARKET FUNDS 1.1%
First American Government Obligations Fund — Class X — 0.03% a	2,952,313	$2,952,313
Total Short-Term Investments (Cost: $2,952,313)		2,952,313
Total Investments 99.7% (Cost: $139,248,320)		$273,662,466
Cash and other assets, less liabilities 0.3%		813,050
Net Assets 100.0%		$274,475,516

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2021 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$66,097,820	$180,892,968
Investments at value	$132,052,017	$269,494,000
Cash on deposit for written options	—	86,807
Dividends and interest receivable	43,688	178,607
Receivable for capital stock sold	2,518	102,013
Receivable for investments sold	—	4,457,301
Prepaid expenses	33,470	46,298
Total assets	132,131,693	274,365,026
Liabilities:
Payable for fund shares redeemed	101,320	302,889
Payable for investments purchased	—	3,823,975
Options written at value	—	1,710,2501
Payable for investment advisory fees (Note 2)	64,228	169,246
Payable for distribution and shareholder service fees (Note 3)	20,976	41,286
Payable for transfer agent fees	12,977	48,370
Payable for administration fees	11,066	12,217
Payable for audit fees	9,471	9,472
Payable for legal fees	3,572	12,363
Payable for custody fees	886	4,485
Accrued expenses and other payables	10,242	32,537
Total liabilities	234,738	6,167,090
Net assets	$131,896,955	$268,197,936
Net Assets Consists Of:
Capital paid-in	$58,165,613	$228,628,916
Total distributable earnings	73,731,342	39,569,020
Net assets	$131,896,955	$268,197,936
By share class:
Net assets:
Class A	$91,866,328	$85,217,413
Class C	$2,604,378	$28,193,712
Class I	$37,426,249	$154,786,811
NAV (par value $0.10 per share)
Class A	$36.13	$52.44
Class C	$28.70	$46.51
Class I	$36.29	$53.51
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,542,709	1,624,998
Class C	90,746	606,230
Class I	1,031,354	2,892,921

1
The payable for options written include premiums recieved of $2,634,075.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2021 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$242,357,838	$42,559,222	$69,529,935	$139,248,320
Investments at value	$290,811,752	$52,219,411	$137,845,657	$273,662,466
Dividends and interest receivable	656,864	84,108	99,179	261,527
Receivable for capital stock sold	369,409	73,346	140,456	720,697
Prepaid expenses	13,442	10,909	18,960	19,004
Total assets	291,851,467	52,387,774	138,104,252	274,663,694
Liabilities:
Payable for fund shares redeemed	2,133	90	4,983	—
Payable for investment advisory fees (Note 2)	181,777	38,259	82,155	144,477
Payable for administration fees	12,253	10,630	11,134	12,110
Payable for transfer agent fees	10,564	9,991	9,416	5,571
Payable for custody fees	9,791	3,811	1,121	2,179
Payable for legal fees	8,659	1,650	3,974	7,693
Payable for audit fees	7,467	7,467	8,973	9,481
Accrued expenses and other payables	8,768	5,119	5,662	6,667
Total liabilities	241,412	77,017	127,418	188,178
Net assets	$291,610,055	$52,310,757	$137,976,834	$274,475,516
Net Assets Consists Of:
Capital paid-in	$263,403,762	$42,299,621	$65,757,400	$133,669,836
Total distributable earnings	28,206,293	10,011,136	72,219,434	140,805,680
Net assets	$291,610,055	$52,310,757	$137,976,834	$274,475,516
By share class:
Net assets:
Class I	$291,610,055	$52,310,757	$137,976,834	$274,475,516
NAV (par value $0.10 per share)
Class I	$10.26	$11.04	$18.03	$15.00
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	28,414,292	4,737,391	7,654,035	18,295,836

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2021 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$739,399	$1,933,4371
Interest	58	323
Total income	739,457	1,933,760
Expenses:
Investment advisory fees (Note 2)	373,806	934,935
Distribution fees (Class A) (Note 3)	107,399	101,548
Distribution fees (Class C) (Note 3)	9,828	105,520
Shareholder service fees (Class C) (Note 3)	3,276	35,173
Administration fees	33,506	36,345
Transfer agent fees	32,149	113,332
Registration fees and expenses	27,026	28,939
Professional fees	26,803	46,681
Accounting fees	17,949	18,800
Trustee fees	17,507	34,122
Custody fees	3,125	13,944
Reports to shareholders	930	3,668
Interest expense (Note 7)	265	127
Other expenses	17,980	32,317
Total expenses	671,549	1,505,451
Net investment income	$67,908	$428,309
Net Realized and Unrealized Gain/(Loss) on Investments and Written Options
Realized gain/(loss) on:
Investments	5,384,390	15,464,161
Written options	—	1,120,511
Foreign currency transactions	—	(2,717)
Net realized gain from investments and written options	5,384,390	16,581,955
Change in unrealized appreciation/depreciation on:
Investments	13,400,095	45,448,843
Written options	—	3,681,119
Net unrealized appreciation/depreciation of investments and written options	13,400,095	49,129,962
Net realized and unrealized gain on investments and written options	18,784,485	65,711,917
Net increase in net assets resulting from operations	$18,852,393	$66,140,226

1
Net of foreign taxes withheld of $12,901.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2021 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$3,261,6031	$544,9762	$1,043,776	$1,908,7173
Interest	1,211	112	633	1,206
Total income	3,262,814	545,088	1,044,409	1,909,923
Expenses:
Investment advisory fees (Note 2)	1,024,934	261,818	550,557	885,938
Professional fees	46,217	14,810	27,115	46,024
Trustee fees	37,944	8,251	18,416	34,975
Administration fees	36,817	32,262	33,616	36,335
Custody fees	32,643	24,987	3,455	6,773
Transfer agent fees	26,632	24,984	24,181	16,723
Registration fees and expenses	15,092	12,530	13,621	11,871
Accounting fees	4,526	4,217	4,344	4,950
Reports to shareholders	2,329	1,827	2,289	1,311
Interest expense (Note 7)	—	458	—	—
Other expenses	29,337	12,657	15,279	21,289
Total expenses before reimbursement	1,256,471	398,801	692,873	1,066,189
Less: reimbursement of expenses by adviser	—	(20,160)	(77,544)	(53,688)
Total expenses	1,256,471	378,641	615,329	1,012,501
Net investment income	$2,006,343	$166,447	$429,080	$897,422
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	4,651,910	3,392,960	2,847,193	4,179,830
Foreign currency transactions	(37,380)	(18,469)	—	—
Net realized gain from investments and foreign currency	4,614,530	3,374,491	2,847,193	4,179,830
Change in net unrealized appreciation/depreciation on:
Investments	5,886,025	(4,414,253)	15,407,676	36,472,715
Foreign currency translations	(16,270)	(1,067)	—	—
Net unrealized appreciation/depreciation from investments and foreign currency	5,869,755	(4,415,320)	15,407,676	36,472,715
Net realized and unrealized gain/(loss) on investments and foreign currency	10,484,285	(1,040,829)	18,254,869	40,652,545
Net increase/(decrease) in net assets resulting from operations	$12,490,628	$(874,382)	$18,683,949	$41,549,967

1
Net of foreign taxes withheld of $372,608.

2
Net of foreign taxes withheld of $60,387.

3
Net of foreign taxes withheld of $15,114.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$67,908	$54,193	$428,309	$1,001,126
Net realized gain/(loss) on transactions	5,384,390	6,759,361	16,581,955	(23,643,529)
Change in unrealized appreciation/depreciation	13,400,095	9,177,446	49,129,962	(42,785,908)
Net increase/(decrease) in net assets resulting from operations	18,852,393	15,991,000	66,140,226	(65,428,311)
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	—	(3,794,123)	—	—
Net distributions to shareholders – Class C Shares	—	(148,525)	—	—
Net distributions to shareholders – Class I Shares	—	(1,646,428)	—	—
Total distributions to shareholders	—	(5,589,076)	—	—
Increase/(decrease) in net assets derived from capital share transactions	(6,008,624)	(2,642,035)	2,845,764	(122,074,576)
Total increase/(decrease) in net assets	12,843,769	7,759,889	68,985,990	(187,502,887)
Net assets:
Beginning of period	119,053,186	111,293,297	199,211,946	386,714,833
End of period	$131,896,955	$119,053,186	$268,197,936	$199,211,946

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$30,069	$414,979	$3,852,031	$5,130,278
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	7,055,269
Net proceeds from reinvestment of dividends	—	3,485,300	—	—
Cost of shares redeemed	(3,156,923)	(6,235,420)	(8,726,039)	(44,846,974)
Other capital contribution	—	—	—	131,321
Net decrease	$(3,126,854)	$(2,335,141)	$(4,874,008)	$(32,530,106)
Class C shares
Net proceeds from sales of shares	$240	$151,320	$208,107	$1,910,966
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	2,813,344
Net proceeds from reinvestment of dividends	—	125,491	—	—
Cost of shares redeemed	(359,911)	(784,884)	(3,896,231)	(11,935,309)
Other capital contribution	—	—	—	45,788
Net decrease	$(359,671)	$(508,073)	$(3,688,124)	$(7,165,211)
Class I shares
Net proceeds from sales of shares	$4,349,993	$9,980,654	$34,104,668	$29,766,308
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	8,887,299
Net proceeds from reinvestment of dividends	—	1,611,828	—	—
Cost of shares redeemed	(6,872,092)	(11,391,303)	(22,696,772)	(121,255,024)
Other capital contribution	—	—	—	222,158
Net increase/(decrease)	$(2,522,099)	$201,179	$11,407,896	$(82,379,259)
Net increase/(decrease) in net assets derived from capital share transactions	$(6,008,624)	$(2,642,035)	$2,845,764	$(122,074,576)
Share Transactions
Class A
Shares sold	886	14,136	76,223	174,942
Shares issued in connection with reorganization1	—	—	—	260,632
Shares issued on reinvestment of distributions	—	115,484	—	—
Shares redeemed	(95,255)	(229,480)	(182,930)	(1,524,265)
Net decrease in shares outstanding	(94,369)	(99,860)	(106,707)	(1,088,691)
Class C
Shares sold	9	7,896	4,957	84,394
Shares issued in connection with reorganization1	—	—	—	116,297
Shares issued on reinvestment of distributions	—	5,211	—	—
Shares redeemed	(13,223)	(37,648)	(88,812)	(441,049)
Net decrease in shares outstanding	(13,214)	(24,541)	(83,855)	(240,358)
Class I
Shares sold	131,463	364,711	670,946	1,009,477
Shares issued in connection with reorganization1	—	—	—	322,605
Shares issued on reinvestment of distributions	—	53,248	—	—
Shares redeemed	(201,004)	(420,718)	(448,361)	(4,189,301)
Net increase/(decrease) in shares outstanding	(69,541)	(2,759)	222,585	(2,857,219)

1
See Note 15 of the Notes to Financial Statements

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$2,006,343	$1,728,913	$166,447	$337,718
Net realized gain/(loss) on transactions	4,614,530	(13,382,345)	3,374,491	2,394,550
Change in unrealized appreciation/depreciation	5,869,755	30,851,397	(4,415,320)	6,718,759
Net increase/(decrease) in net assets resulting from operations	12,490,628	19,197,965	(874,382)	9,451,027
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(1,647,485)	—	(182,134)
Total distributions to shareholders	—	(1,647,485)	—	(182,134)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	38,899,962	68,494,126	2,598,471	14,073,270
Net proceeds from reinvestment of dividends	—	1,580,535	—	171,303
Cost of shares redeemed	(17,487,010)	(45,948,607)	(12,182,027)	(30,989,480)
Increase/(decrease) in net assets derived from capital share transactions	21,412,952	24,126,054	(9,583,556)	(16,744,907)
Total increase/(decrease) in net assets	$33,903,580	$41,676,534	$(10,457,938)	$(7,476,014)
Net assets:
Beginning of period	257,706,475	216,029,941	62,768,695	70,244,709
End of period	$291,610,055	$257,706,475	$52,310,757	$62,768,695
Share Transactions
Class I
Shares sold	3,805,646	8,299,473	229,368	1,668,385
Shares issued on reinvestment of distributions	—	166,548	—	15,701
Shares redeemed	(1,733,510)	(5,606,105)	(1,069,387)	(3,143,224)
Net increase/(decrease) in shares outstanding	2,072,136	2,859,916	(840,019)	(1,459,138)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets   (Continued)
	RMB Small Cap Fund		RMB SMID Cap Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$429,080	$(18,076)	$897,422	$24,108
Net realized gain on transactions	2,847,193	3,026,951	4,179,830	9,193,582
Change in unrealized appreciation/depreciation	15,407,676	18,955,611	36,472,715	36,011,086
Net increase in net assets resulting from operations	18,683,949	21,964,486	41,549,967	45,228,776
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(4,977,205)	—	(11,404,383)
Total distributions to shareholders	—	(4,977,205)	—	(11,404,383)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	10,169,193	32,577,861	3,656,708	36,412,615
Net proceeds from reinvestment of dividends	—	4,642,344	—	10,925,684
Cost of shares redeemed	(7,527,125)	(38,757,375)	(2,388,526)	(8,248,633)
Increase/(decrease) in net assets derived from capital share transactions	2,642,068	(1,537,170)	1,268,182	39,089,666
Total increase in net assets	$21,326,017	$15,450,111	$42,818,149	$72,914,059
Net assets:
Beginning of period	116,650,817	101,200,706	231,657,367	158,743,308
End of period	$137,976,834	$116,650,817	$274,475,516	$231,657,367
Share Transactions
Class I
Shares sold	589,833	2,798,696	263,310	3,441,666
Shares issued on reinvestment of distributions	—	307,440	—	888,989
Shares redeemed	(434,997)	(2,923,480)	(171,567)	(827,946)
Net increase in shares outstanding	154,836	182,656	91,743	3,502,709

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
6/30/2021 (unaudited)	$31.13	$0.01	$4.99	$5.00	$—	$—	$—
12/31/2020	28.19	0.00f	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
CLASS C SHARES
6/30/2021 (unaudited)	$24.82	$(0.09)	$3.97	$3.88	$—	$—	$—
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
CLASS I SHARES
6/30/2021 (unaudited)	$31.23	$0.05	$5.01	$5.06	$—	$—	$—
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017i through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)
RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2021 (unaudited)	$39.31	$0.07	$13.06	$13.13	$—	$—	$—
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
CLASS C SHARES
6/30/2021 (unaudited)	$34.99	$(0.10)	$11.62	$11.52	$—	$—	$—
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
CLASS I SHARES
6/30/2021 (unaudited)	$40.06	$0.14	$13.31	$13.45	$—	$—	$—
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017i through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

a
Per share values have been calculated using the average shares method.

b
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

c
Annualized.

d
Includes interest expense of $185 or 0.00% for Class A, $6 or 0.00% for Class C and $74 or 0.00% for Class I of average net assets for the period ended June 30, 2021.

e
Not Annualized.

f
Less than $0.01 per share.

g
Includes interest expense of $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

h
Less than 0.01%.

i
Commencement of operations.

j
Includes interest expense of $41 or 0.00% for Class A, $13 or 0.00% for Class C and $73 or 0.00% for Class I of average net assets for the period ended June 30, 2021.

k
Includes interest expense of $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

l
Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$36.13	16.06b	$91,866	1.13c,d	1.13c,d	0.05c	6e
—	31.13	15.93	82,093	1.23g	1.23g	0.00h	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23
0.00f	23.56	22.49	72,848	1.29	1.29	0.27	45
0.01	25.93	1.36	78,787	1.63	1.55	0.02	51

$—	$28.70	15.63b	$2,604	1.88c,d	1.88c,d	(0.69)c	6e
—	24.82	15.07	2,580	1.98g	1.98g	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23
—	19.87	21.57	3,823	2.04	2.04	(0.48)	45
0.00f	23.02	0.57	4,927	2.39	2.30	(0.73)	51

$—	$36.29	16.20b	$37,426	0.88c,d	0.88c,d	0.30c	6e
—	31.23	16.22	34,380	0.97g	0.97g	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23
0.00f	23.56	20.52b	5,586	1.04c	1.04c	0.52c	45e

$—	$52.44	33.38b	$85,217	1.26c,j	1.26c,j	0.28c	39e
—	39.31	(5.73)	68,082	1.43k	1.41k	0.41	82
—	41.70	22.80	117,615	1.28l	1.28l	(0.12)	27
0.00f	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
0.00f	43.40	11.99	333,628	1.33	1.33	(0.39)	59
0.01	41.30	29.77	420,479	1.42	1.41	0.05	71

$—	$46.51	32.90b	$28,194	2.01c,j	2.01c,j	(0.46)c	39e
—	34.99	(6.44)	24,150	2.19k	2.17k	(0.32)	82
—	37.40	21.88	34,797	2.03l	2.03l	(0.87)	27
0.00f	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
0.00f	39.76	11.17	58,027	2.08	2.08	(1.14)	59
0.00f	38.32	28.76	47,247	2.17	2.16	(0.73)	71

$—	$53.51	33.55b	$154,787	1.01c,j	1.01c,j	0.54c	39e
—	40.06	(5.50)	106,981	1.18k	1.16k	0.63	82
—	42.39	23.13	234,303	1.03l	1.03l	0.14	27
0.00f	34.72	(16.84)	313,808	1.02	1.02	0.13	58
0.00f	43.87	13.02b	242,342	1.08c	1.08c	(0.14)c	59e

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB International Fund
CLASS I SHARES
6/30/2021 (unaudited)	$9.78	$0.07a	$0.41	$0.48	$—	$—	$—
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	(0.02)
For the period from 12/27/2017e through 12/31/2017	10.00	—a	0.01	0.01	—	—	—
RMB Japan Fund
CLASS I SHARES
6/30/2021 (unaudited)	$11.25	$0.03a	$(0.24)	$(0.21)	$—	$—	$—
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	(0.03)
For the period from 12/27/2017e through 12/31/2017	10.00	(0.00)a,h	(0.04)	(0.04)	—	—	—
RMB Small Cap Fund
CLASS I SHARES
6/30/2021 (unaudited)	$15.56	$0.06a	$2.41	$2.47	$—	$—	$—
12/31/2020	13.83	(0.00)a,h	2.41	2.41	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019i	13.63	0.03	0.82	0.85	(0.06)	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)h	0.04	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	(3.56)	(3.65)
6/30/2017	17.91	0.03	2.09	2.12	(0.04)	(0.66)	(0.70)
6/30/2016	19.97	0.03	(0.49)	(0.46)	(0.01)	(1.59)	(1.60)
RMB SMID Cap Fund
CLASS I SHARES
6/30/2021 (unaudited)	$12.73	$0.05a	$2.22	$2.27	$—	$—	$—
12/31/2020	10.80	0.00a,h	2.61	2.61	(0.03)	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019i	11.45	0.03	0.86	0.89	(0.06)	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	(1.61)	(1.68)
6/30/2017	12.93	0.02	1.33	1.35	(0.03)	(2.13)	(2.16)
6/30/2016	13.61	0.02	0.08	0.10	—	(0.78)	(0.78)

a
Per share values have been calculated using the average shares method.

b
Not Annualized.

c
Annualized.

d
Includes interest expense of $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund, for the year ended December 31, 2020.

e
Commencement of operations.

f
Includes interest expense of $458 or 0.00% of average net assets for RMB Japan Fund for the period ended June 30, 2021.

g
Includes interest expense of $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund, for the year/period ended December 31, 2019.

h
Less than $0.01 per share.

i
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$10.26	4.91b	$291,610	0.92c	0.92c	1.47c	1.47c	7b
9.78	7.01	257,706	0.98d	0.98d	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28
10.01	0.10b	100	1.15c	229.01c	(1.15)c	(229.01)c	—

$11.04	(1.87)b	$52,311	1.30c,f	1.37c,f	0.57c	0.50c	11b
11.25	13.06	62,769	1.30d	1.32d	0.51	0.49	75
9.98	17.63	70,245	1.30g	1.28g	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135
9.96	(0.40)b	100	1.30c	230.16c	(1.30)c	(230.16)c	—

$18.03	15.87b	$137,977	0.95c	1.07c	0.66c	0.54c	5b
15.56	17.59	116,651	1.00d	1.18d	(0.02)	(0.02)	35
13.83	6.33b	101,201	1.10c,g	1.24c,g	0.35c	0.21c	6b
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20
19.33	11.90	295,401	1.10	1.10	0.15	0.15	32
17.91	(1.94)	422,127	1.09	1.09	0.19	0.19	31

$15.00	17.83b	$274,476	0.80c	0.84c	0.71c	0.67c	4b
12.73	24.39	231,657	0.84d	0.94d	0.02	(0.08)	21
10.80	8.06b	158,743	0.96c,g	1.04c,g	0.35c	0.27c	4b
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14
12.12	11.28	310,879	0.95	0.96	0.12	0.11	34
12.93	1.07	394,652	0.95	0.99	0.11	0.07	31

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund seeks capital appreciation, except RMB International Fund and RMB Japan Fund which seek long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.
Stocks
Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S.
Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.
Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.
Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.
Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s systematic fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of all fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.
Bonds
Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.
Futures and Option contracts
Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.
•
Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Recent Accounting Pronouncements
Rule 18f-4
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Rule 2a-5
In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
4. Offering Price
For Class A shares, the offering price as of June 30, 2021, including the maximum 5% sales charge was $38.03 and $55.20 for RMB Fund and RMB Mendon Financial Services Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2022 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2018	2021	$57,841	$—	$—
2019	2022	$15,745	$81,482	$75,354
2020	2023	$20,598	$182,479	$159,722
2021	2024	$20,160	$77,544	$53,688
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2021, were as follows:
	Purchases	Sales
RMB Fund	$7,262,579	$12,777,098
RMB Mendon Financial Services Fund	$100,534,900	$95,580,337
RMB International Fund	$37,730,073	$17,213,855
RMB Japan Fund	$6,380,496	$16,531,455
RMB Small Cap Fund	$6,521,256	$8,159,557
RMB SMID Cap Fund	$19,269,448	$9,265,062
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the period ended June 30, 2021, borrowing activity under the Loan Agreement was as follows:
	Outstanding Daily Average Balance for the Period*	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 6/30/2021
RMB Fund	$1,414,000	$1,840,000	$265	2.25%	$0
RMB Mendon Financial Services Fund	407,400	501,000	127	2.25%	0
RMB Japan Fund	610,500	1,262,000	458	2.25%	0

*
Excludes days where there was no activity on the line of credit

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 − 2020), or expected to be taken in the Funds’ 2021 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2020 and 2019 are as follows:
Fiscal year ended 12/31/2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$352,339	$—	$1,647,485	$182,134	$—	$24,108
Long-Term Capital Gain	5,236,737	—	—	—	4,977,205	11,380,275
Total Distributions Paid	$5,589,076	$—	$1,647,485	$182,134	$4,977,205	$11,404,383

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Fiscal year ended 12/31/2019	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$668,228	$—	$2,510,320	$798,824
Long-Term Capital Gain	1,221,634	3,310,235	—	—
Total Distributions Paid	$1,889,862	$3,310,235	$2,510,320	$798,824
For the period from 7/1/2019 to 12/31/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$678,779	$826,624
Long-Term Capital Gain	4,826,807	19,793,603
Total Distributions Paid	$5,505,586	$20,620,227
Fiscal year ended 6/30/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$—	$4,808,485
Long-Term Capital Gain	32,279,821	17,126,945
Total Distributions Paid	$32,279,821	$21,935,430

1
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019.

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2020.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$66,554,964	$161,060,772	$214,955,078	$49,419,854	$67,039,269	$134,211,409
Unrealized appreciation	52,632,306	54,842,763	45,934,176	14,544,651	54,633,740	103,093,546
Unrealized depreciation	(78,204)	(14,937,028)	(3,366,287)	(1,181,339)	(4,815,140)	(5,589,158)
Net unrealized appreciation	52,554,102	39,905,735	42,567,889	13,363,312	49,818,600	97,504,388
Undistributed ordinary income	262,943	1,001,126	843,923	284,838	—	—
Undistributed long-term capital gains	2,061,904	—	—	—	3,716,885	1,751,325
Total distributable earnings	2,324,847	1,001,126	843,923	284,838	3,716,885	1,751,325
Other accumulated losses	—	(67,478,067)*	(27,696,147)	(2,762,632)	—	—
Total accumulated gain/(loss)	$54,878,949	$(26,571,206)	$15,715,665	$10,885,518	$53,535,485	$99,255,713

*
Includes $32,247,297 of short-term and $7,330,548 of long-term capital losses acquired from the Fund's merger with RMB Mendon Financial Long/Short Fund on June 19, 2020. Per the IRS, use of these losses is limited to $204,496 per year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

As of December 31, 2020, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$(8,088,992)	$(21,585,437)	$(2,762,998)	$—	$—
Long-Term	$—	$(19,811,230)	$(5,271,283)	$—	$—	$—
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, PFIC partnerships and the tax practice known as equalization. As of December 31, 2020, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(692,624)	$(39,753,563)	$—	$—	$(1,049,126)	$—
Paid-In Capital	$692,624	$39,753,563	$—	$—	$1,049,126	$—
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended June 30, 2021, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.

11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At June 30, 2021, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions.
Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund, RMB Small Cap Fund, and RMB SMID Cap Fund is subject to micro capitalization companies risk.
Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.
Small- and mid-capitalization companies may have greater price volatility than, and be less liquid than, large-capitalization companies.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, decreased demand, and supply

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

chain disruption, among others. Such disruptions may be caused or exacerbated by quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2021	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$131,806,660	$—	$—	$131,806,660
Short-Term Investments	245,357	—	—	245,357
Total Investments in Securities	$132,052,017	$—	$—	$132,052,017
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$266,803,855	$—	$—	$266,803,855
Warrants1	384,862	—	—	384,862
Short-Term Investments	2,305,283	—	—	2,305,283
Total	$269,494,000	$—	$—	$269,494,000
Liabilities
Written Options1	—	(1,710,250)	03	(1,710,250)
Total Investments in Securities	$269,494,000	$(1,710,250)	$0	$267,783,750
RMB International Fund
Assets
Common Stocks1,2	$7,721,742	$275,441,061	$—	$283,162,803
Short-Term Investments	7,648,949	—	—	7,648,949
Total Investments in Securities	$15,370,691	$275,441,061	$—	$290,811,752
RMB Japan Fund
Assets
Common Stocks1,2	$—	$51,434,422	$—	$51,434,422
Short-Term Investments	784,989	—	—	784,989
Total Investments in Securities	$784,989	$51,434,422	$—	$52,219,411
RMB Small Cap Fund
Assets
Common Stocks1	$131,832,553	$—	$—	$131,832,553
Short-Term Investments	6,013,104	—	—	6,013,104
Total Investments in Securities	$137,845,657	$—	$—	$137,845,657
RMB SMID Cap Fund
Assets
Common Stocks1	$270,710,153	$—	$—	$270,710,153
Short-Term Investments	2,952,313	—	—	2,952,313
Total Investments in Securities	$273,662,466	$—	$—	$273,662,466

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Semi Annual Report for a breakdown of holdings by sector or industry.

2
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at June 30, 2021.

3
The option is categorized as Level 3 and has a value of $0. Due to immateriality, no Level 3 rollforward has been presented.

	RMB International Fund	RMB Japan Fund
Australia	$5,569,037	$—
Bermuda	4,262,923	—
Finland	8,015,825	—
France	20,460,034	—
Germany	13,913,701	—
Hong Kong	3,954,266	—
Ireland	10,598,874	—
Japan	83,118,681	51,434,422
Netherlands	16,332,709	—
Spain	13,826,698	—
Sweden	1,403,560	—
Switzerland	36,312,720	—
United Kingdom	57,672,033	—
Total	$275,441,061	$51,434,422
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2021:
Fair Value of Deriviative Instruments
As of June 30, 2021
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$1,710,250

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

The Effect of Derivative Instruments on the
Statements of Operations
For the period ended June 30, 2021
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$1,120,511
		Net unrealized appreciation/ depreciation on written options		$3,681,119
The derivative instruments outstanding as of the period ended June 30, 2021 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2021 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of June 30, 2021 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(10,146)	$(4,339,941)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2021 to June 30, 2021.
15.   Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund were transferred to the RMB Mendon Financial Services Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund (the "Reorganization"). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the
Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

16. Subsequent Events
On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Foreside Fund Services, LLC, the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Foreside Fund Services, LLC will remain the Funds’ distributor at the close of the transaction, subject to Board approval.
The Adviser has evaluated the impact of all subsequent events occurring after the date of this report and has determined that there were no other events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2021 to June 30, 2021.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Actual Expenses Paid During Period* 1/1/2021 – 6/30/2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Hypothetical Expenses Paid During Period* 1/1/2021 – 6/30/2021	Expense Ratio*
RMB Fund
Class A	$1,000.00	$1,160.60	$6.05	$1,000.00	$1,019.19	$5.66	1.13%
Class C	$1,000.00	$1,156.30	$10.05	$1,000.00	$1,015.47	$9.39	1.88%
Class I	$1,000.00	$1,162.00	$4.72	$1,000.00	$1,020.43	$4.41	0.88%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,333.80	$7.29	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,329.00	$11.61	$1,000.00	$1,014.83	$10.04	2.01%
Class I	$1,000.00	$1,335.50	$5.85	$1,000.00	$1,019.79	$5.06	1.01%
RMB International Fund
Class I	$1,000.00	$1,049.10	$4.67	$1,000.00	$1,020.23	$4.61	0.92%
RMB Japan Fund
Class I	$1,000.00	$981.30	$6.39	$1,000.00	$1,018.35	$6.51	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$1,158.70	$5.08	$1,000.00	$1,020.08	$4.76	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,178.30	$4.32	$1,000.00	$1,020.83	$4.01	0.80%

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

            OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.

OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund (formerly IronBridge Small Cap Fund), and RMB SMID Cap Fund (formerly IronBridge SMID Cap Fund) (each, a “Fund,” and together, the “Funds”). The RMB Mendon Financial Services Fund is referred to herein as the “Mendon Fund.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Fund.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.
The continuance of the Advisory Agreement, as it relates to the Funds, and of the Sub-Advisory Agreement, as it relates to the Mendon Fund, was most recently considered and approved for a period through July 1, 2021 at a meeting of the Board called for that purpose held on June 3, 2021.
The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements, as applicable, for each of the Funds.
At its May 13, 2021 and June 3, 2021 meetings, the Trustees discussed the continuance of the Agreements for the Funds. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also considered matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.
In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their independent legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Fund.
Among other written and oral information, the Board requested and was provided information regarding:
•
the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•
the fees and investment performance of private funds and accounts managed by RMB with investment strategies similar to the investment strategies of the Funds;

•
each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•
the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•
the fees paid to Mendon by RMB;

•
the expense cap arrangements;

•
the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•
comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data;

•
investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•
the historical quality of the services provided by RMB and Mendon;

•
financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•
the profitability to RMB in managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, it was advised by and met, as necessary, in executive session with its independent legal counsel.
In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that it determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:

            Board of Trustees Evaluation and Approval of InvestmentAdvisory and Sub-Advisory Agreements

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

Approval of the Agreements
1. Nature, Quality and Extent of Services.   The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the Funds and supervision of Mendon for the Mendon Fund, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Fund.
The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and intentions with respect to the management of the Funds.
The Board concluded that the nature, quality and extent of the services provided by RMB and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB and Mendon, as applicable.
Performance of the Funds.   The Board considered short-term and long-term investment performance of the RMB Fund. The Board noted that historic performance had dropped to 11/15 for the three-and five year periods and 9/11 for the ten-year period and was roughly at median for the one-year period ended March 31, 2021 relative to its Morningstar peer group, as the Fund had been hurt by stock selection going into the COVID-19 pandemic. The Board noted, however, that the Fund’s year-to-date performance was well above median relative to its Morningstar peer group.
The Board considered that the RMB Mendon Financial Services Fund had ranked 2/9, 8/9, 5/9 and 2/9 relative to its Morningstar peer group with respect to performance for the one-, three-, five- and ten-year periods ended March 31, 2021, respectively, an improvement in its performance over all periods from the prior year. In this context, the Board discussed steps taken by RMB to oversee the Fund’s performance and key man risk at the Fund’s advisor, Mendon Capital Advisors Corp.
The Board considered the weak investment performance of the RMB International Fund relative to its Morningstar peer group, which had dropped to 15/15 and 13/14 for the one- and three-year periods ended March 31, 2021, respectively, and considered the responses of RMB with respect to steps being taken to remediate performance.
The Board also considered the weak investment performance of the RMB Japan Fund, which ranked 7/10 and 7/9 relative to its
Morningstar peer group for the one- and three-year periods ended March 31, 2021, respectively. The Board noted that the Fund needed to establish a longer track record and that the peer group included only one other small cap fund.
The Board considered the investment performance of the RMB Small Cap Fund, noting that the market rotation to value had hurt shorter term relative performance. The Board noted that the Fund had ranked 12/15, 2/15, 2/15, and 6/13 relative to its Morningstar peer group for the one-, three-, five-, and ten-year periods ended March 31, 2021, respectively.
The Board noted that the RMB SMID Cap Fund had enjoyed excellent performance and ranked 3/15, 1/15, 1/15 and 2/12 relative to its Morningstar peer group for the one-, three-, five-, and ten-year periods ended March 31, 2021, respectively.
2. Costs of Services and Profits Realized by RMB.
(a) Costs of Services to Funds: Fees and Expenses.   The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also recognized cost control measures that had been put in place.
The Board noted that the contractual management fee for the RMB Fund was well below the median and total expenses were at median compared with the Fund’s Morningstar peer group. The Board also noted that the contractual management fee expenses for the RMB Mendon Financial Services Fund were below the median of its Morningstar peer group, whereas total expenses were above the median of its Morningstar peer group.
The Board noted that the contractual management fee and total expenses for the RMB International Fund were well below the median within its Morningstar peer group. The Board noted that both the contractual management fee and total expenses for the RMB Japan Fund remained above the median within its Morningstar peer group, but noted the Fund had not yet achieved scale.
The Board noted that both the contractual management fee and total expenses for RMB Small Cap Fund were at median within its Morningstar peer group.
The Board also noted that both the contractual management fee and total expenses were well below the median within its Morningstar peer group for the RMB SMID Cap Fund. For both the RMB Small Cap Fund and RMB SMID Cap Fund, the Board observed that fee caps had significantly improved the Funds’ ranking on advisory fees and that both Funds were now at or below the median against peers. The Board concluded that, for each Fund, the contractual management fee would be

Board of Trustees Evaluation and Approval of InvestmentAdvisory and Sub-Advisory Agreements

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.
(b) Profitability and Costs of Services to RMB.   The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.
3. Extent of Economies of Scale as the Funds Grow.   The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.
4. Other Relevant Considerations.
(a) Personnel and Methods.   The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the generally favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b) Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.
(c) Other matters.   The Board also considered materials provided by, and discussion with, RMB and Mendon, on the ongoing COVID-19 pandemic and measures taken to mitigate its effects, including its current and potential impact on RMB’s, Mendon’s, and the Funds’ operations and performance.
Conclusions
In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 3, 2021, approved continuance of the Agreements for the Funds through July 1, 2022.

            Board of Trustees Evaluation and Approval of InvestmentAdvisory and Sub-Advisory Agreements

Liquidity Risk Management Program

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended, RMB Investors Trust (the “Funds”) adopted a written liquidity risk management program (“LRMP”) that is designed to assess and manage each Fund’s “liquidity risk,” which is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees (the “Board”) approved the designation of the Adviser’s Valuation Committee, consisting of senior executives of the Adviser, as the Administrator of the LRMP.
Under the LRMP, each Fund’s liquidity risk is managed taking into consideration (i) the Fund’s investment strategy, the liquidity of its portfolio investments, and its short- and long-term cash flow projections, in each case during normal and reasonably foreseeable stressed conditions, (ii) the Fund’s cash holdings and access to other funding sources, and (iii) other factors that the LRMP Administrator determines to be material and relevant. The liquidity of portfolio investments is classified, and reclassified as necessary, into one of the following four buckets: highly liquid, moderately liquid, less liquid, and illiquid. The LRMP Administrator reviews the classification (or bucketing) of each Fund’s portfolio investments no less frequently than monthly. The LRMP Administrator establishes a highly liquid investment minimum percentage of each Fund’s net assets, or the LRMP Administrator determines that the Fund primarily holds assets that are highly liquid and does not establish a highly liquid investment minimum. The LRMP also provides that no Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.
At least annually, the LRMP Administrator prepares a written report that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, and the LRMP Administrator presents the written report to the Board. The LRMP Administrator presented its written report to the Board at the Board’s quarterly meeting on March 4, 2021. The report covered the period of January 1, 2020 through December 31, 2020 (the “Review Period”).
The report stated that during the Review Period, there were no material market liquidity events, no Fund breached the 15% limit on illiquid investments, there were no significant redemptions impacting liquidity, and no material changes were made to the LRMP. The report concluded that the process for classifying (or bucketing) portfolio investments is adequate and working effectively, each Fund is highly liquid, each Fund’s liquidity risk is low, the liquidity of each Fund is sufficient to meet anticipated redemptions, and the LRMP has been implemented and operated in an adequate and effective manner.
There can be no assurance that the LRMP will achieve its objectives under all circumstances in the future. Additional information regarding the risks of investing in the Funds, including liquidity risks, can be found in the Funds’ Prospectus and Statement of Additional Information.

Liquidity Risk Management Program

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

            PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher Harb
Chief Financial Officer and Treasurer
John Davis
Chief Compliance Officer
Krista Rivers
Senior Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b) Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher M. Graff
Christopher M. Graff, President

Date:	September 3, 2021

By	/s/ Maher Harb
Maher Harb, Chief Financial Officer and Treasurer

Date:	September 3, 2021

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